UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21615	04-2652826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue

South Easton, Massachusetts 02375

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 230-1828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

May 2, 2017 Amendment to October 2016 Note

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission, on October 28, 2016, an accredited investor (the “Investor”) purchased from Pressure BioSciences Inc., a Massachusetts corporation (the “Company”) a Promissory Note in the aggregate principal amount of up to $2,000,000 (the “October Note”) due and payable on the earlier of October 28, 2017 (the “October Maturity Date”) or on the seventh business day after the closing of a Qualified Offering (as defined in the October Note). On May 2, 2017, the Company and the Investor entered into Amendment Number 1 to the October Note (the “Amendment”) to, among other provisions, increase the October Note’s aggregate principal amount to up to $3,000,000. As consideration for this Amendment, the Company issued 500,000 shares of common stock to the Investor (less than five percent (5%) of the Company’s shares of common stock outstanding as of May 2, 2017). The October Maturity Date remains the same. Garden State Securities, Inc. is acting as Placement Agent for this transaction and is being paid eight percent (8%) of all principal amounts advanced pursuant to this transaction.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

May 22, 2017 Note

On May 22, 2017, the Investor purchased from the Company a Promissory Note in the principal amount of $630,000 (the “May Note”), due and payable on July 3, 2017 (the “July Maturity Date”). Although the Note is dated May 19, 2017, the transaction did not close until May 22, 2017, when the Company received the $630,000 pursuant to the Note. On the July Maturity Date, in addition to paying the principal amount in full, the Company will pay a guaranteed amount of interest of $63,000 along with an origination fee of $32,000. Garden State Securities, Inc. acted as Placement Agent for this transaction and was paid a five percent (5%) commission of the principal amount advanced pursuant to this transaction.

The foregoing description of the May Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the May Note. A copy of the May Note is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K (the “Report”), which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1*	Amendment Number 1 to October 26 Promissory Note, dated May 2, 2017

10.2*	Promissory Note, dated May 19, 2017

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: May 26, 2017	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President